UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2011
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 Columbus Circle, New York, New York 10023
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-1.1
EX-3.1
EX-5.1

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with its offering of £625,000,000 principal amount of 5 3/4% Notes due 2031 (the “Notes”), on May 19, 2011, Time Warner Cable Inc. (the “Company”) and Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of the Company (collectively, the “Guarantors”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Bank PLC, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and UBS Limited (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The issuance and sale of the Notes is expected to close on May 26, 2011.
     The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-173760) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2011. The terms of the Notes are described in the Company’s Prospectus dated April 28, 2011, as supplemented by a final Prospectus Supplement dated May 19, 2011, as filed with the Commission on May 19, 2011. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Report and the Registration Statement.
     The Notes will be issued pursuant to an Indenture, dated as of April 9, 2007, as amended and supplemented (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York Mellon, as trustee. The Indenture was previously described in, and included as an exhibit to, the Company’s Current Report on Form 8-K dated April 4, 2007, which was filed with the Commission on April 9, 2007.
     Certain of the Underwriters or their affiliates have performed and may, from time to time in the future, engage in transactions with or perform commercial and investment banking and advisory services for the Company and/or are lenders under the Company’s bank credit facility, for which they have received or will receive customary fees and expenses.
     The Company expects to use the net proceeds from the issuance of the Notes for general corporate purposes, which may include the repayment of debt.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) on May 19, 2011, the Company’s stockholders approved the Time Warner Cable Inc. 2011 Stock Incentive Plan (the “2011 Plan”). A description of the 2011 Plan is set forth in the Company’s Proxy Statement filed with the Commission on April 6, 2011 (the “2011 Proxy Statement”). The description of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan, which was included as Annex A to the 2011 Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On May 19, 2011, the Company’s Board of Directors approved amendments to Article V of the Company’s By-laws authorizing the Board to delegate authority to designated officers of the Company to appoint certain officers of the Company, effective as of the same date. The description of the amendments to the By-laws contained herein is qualified in its entirety by reference to the full text of the By-laws, as amended, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The 2011 Annual Meeting was held on May 19, 2011.
(b) At the 2011 Annual Meeting, the stockholders elected all of the Company’s nominees for director; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2011; approved the Time Warner Cable Inc. 2011 Stock Incentive Plan; approved the advisory vote on the Company’s executive compensation; and approved holding future advisory votes on executive compensation every year.

A. Election of Directors:

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Carole Black	274,066,010	3,042,557	1,204,579	18,772,339
Glenn A. Britt	270,558,246	7,607,913	146,987	18,772,339
Thomas H. Castro	273,900,220	3,202,564	1,210,362	18,772,339
David C. Chang	277,571,234	603,395	138,517	18,772,339
James E. Copeland, Jr.	277,801,340	373,837	137,969	18,772,339
Peter R. Haje	258,689,888	19,486,618	136,640	18,772,339
Donna A. James	275,892,102	2,278,871	142,173	18,772,339
Don Logan	277,605,436	572,843	134,867	18,772,339
N.J. Nicholas, Jr.	273,115,257	3,993,052	1,204,837	18,772,339
Wayne H. Pace	277,593,845	587,251	132,050	18,772,339
Edward D. Shirley	277,828,448	346,906	137,792	18,772,339
John E. Sununu	277,671,023	510,596	131,527	18,772,339
B. Ratification of Ernst & Young LLP:

Votes For	294,469,307
Votes Against	2,446,003
Abstentions	170,175
C. Approval of the Time Warner Cable Inc. 2011 Stock Incentive Plan:

Votes For	252,148,107
Votes Against	25,941,644
Abstentions	223,395
Broker Non-Votes	18,772,339
D. Advisory Vote on Executive Compensation:

Votes For	247,640,935
Votes Against	29,959,281
Abstentions	712,930
Broker Non-Votes	18,772,339
E. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One year	222,516,579
Two years	1,105,147
Three years	54,076,413
Abstentions	615,007
Broker Non-Votes	18,772,339
(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:
     A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by the Company’s stockholders, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.
Item 8.01. Other Events.
     Pursuant to the Company’s Corporate Governance Policy, Mr. Edward Shirley, a director of the Company, submitted an offer to resign from the Company’s Board of Directors on May 4, 2011 as a result of a significant change in his employment. Mr. Shirley’s offer to resign was not accepted by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 19, 2011, among Time Warner Cable Inc., the Guarantors and Barclays Bank PLC, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and UBS Limited.

3.1	By-laws of Time Warner Cable Inc., as amended through May 19, 2011.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

10.1	Time Warner Cable Inc. 2011 Stock Incentive Plan (incorporated by reference to Annex A to Time Warner Cable Inc.’s definitive Proxy Statement dated April 6, 2011 and filed with the Commission on April 6, 2011).

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ Robert D. Marcus
	Name:	Robert D. Marcus
	Title:	President & Chief Operating Officer; Acting Chief Financial Officer

Date: May 25, 2011

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 19, 2011, among Time Warner Cable Inc., the Guarantors and Barclays Bank PLC, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and UBS Limited.

3.1	By-laws of Time Warner Cable Inc., as amended through May 19, 2011.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

10.1	Time Warner Cable Inc. 2011 Stock Incentive Plan (incorporated by reference to Annex A to Time Warner Cable Inc.’s definitive Proxy Statement dated April 6, 2011 and filed with the Commission on April 6, 2011).

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).